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                                                                   Exhibit 10.24


                             Subsidiary Guarantees
                             ---------------------

        Attached is the Subsidiary Guaranty dated as of April 4, 1994 by American Western. Substantially identical guarantees were executed by Poly-Tech and Rhino-X on the same date.

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                                                                  EXECUTION COPY

                              SUBSIDIARY GUARANTY
                              -------------------


        This Subsidiary Guaranty (this "Guaranty") is executed and delivered by AMERICAN WESTERN CORPORATION ("Guarantor") in favor of GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT FOR ITSELF AND CERTAIN PARTICIPANTS ("Lessor"), in connection with that certain Equipment Lease Agreement dated as of April 4, 1994 (together with all Equipment Schedules executed or to be executed pursuant thereto and as amended, supplemented or modified from time to time, the "Lease"), by and between Lessor and CARLISLE PLASTICS, INC. ("Lessee"). Unless otherwise defined herein, capitalized terms shall have their meanings as defined in the Lease.

        In order to induce Lessor to enter into the Lease (execution and delivery hereof being a condition precedent to Lessor's obligations under the Lease), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned as primary obligor and not as surety hereby IRREVOCABLY AND UNCONDITIONALLY GUARANTEES (a) to pay Lessor in lawful money of the United States all rents and other sums due and owing under and in connection with the Lease and the documents executed and delivered by Lessee in connection therewith, or any substitutions therefor, at the times and in the manner set forth in the Lease and such documents; and (b) to perform, at the time and in the manner set forth in the Lease and the documents executed and delivered by Lessee in connection therewith, all of the terms, covenants and conditions therein required to be kept, observed or performed by Lessee, in each case whether now existing or arising hereafter, whether otherwise guaranteed or secured and whether on open account, evidenced by instruments or otherwise (collectively, the "Obligations"); provided, that the Obligations of Guarantor hereunder shall not exceed the amounts payable by Guarantor to Lessee (including any amounts payable by reason of acceleration) under the Equipment Sublease Agreement of even date herewith (as amended, supplemented or modified after the date hereof, the "Sublease") between Lessee and Guarantor (the "Guaranteed Amount"). Lessor agrees that the Guaranteed Amount shall be reduced by one dollar for every one dollar received by Lessor from Lessee which Lessee identifies as having been received from Guarantor under the Sublease.

        1. This Guaranty is a continuing one and shall terminate only upon full payment to Lessor of the Guaranteed Amount of all rents and all other sums due under the Lease and the documents executed and delivered by Lessee in connection therewith and the performance of all of the terms, covenants and conditions therein required to be kept, observed or performed by Lessee, including such payment and performance under all schedules made a

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part of said Lease, whether to be performed before or after the last rent payment has been made under the Lease.

        2. Guarantor authorizes Lessor, with Lessee's consent where required, without notice or demand, and without affecting its liability hereunder, from time to time to: (a) change the amount, time or manner of payment of rent or other sums reserved in the Lease; (b) change any of the terms, covenants, conditions or provisions of the Lease including any increase or decrease in any installment of rent; (c) amend, modify, change or supplement the Lease; (d) consent to Lessee's assignment of the Lease or to the sublease of all, or any portion, of the Equipment covered by the Lease; (e) receive and hold security for the payment of this Guaranty or the performance of the Lease, and exchange, enforce, waive and release any such security; and (f) apply such security and direct the order or manner of sale thereof as Lessor in its discretion may determine.

        3. Guarantor waives any right to require Lessor to: (a) proceed or enforce any remedies against Lessee or any other Person liable on the Obligations; (b) proceed against or exhaust any security held from Lessee, any other Person or any other guaranty or surety agreement; (c) pursue any other remedy in Lessor's power whatsoever; or (d) notify Guarantor of the creation, existence or any default by Lessee in the payment of any rent or other sums reserved in the Lease or in the performance of any term, covenant or condition therein required to be kept, observed or performed by Lessee. Guarantor waives any defense arising by reason of any disability or other defense of Lessee, any lack of authority of Lessee with respect to the Lease, the invalidity, illegality or lack of enforceability of the Lease from any cause whatsoever, the failure of Lessor to acquire title to the Equipment subject to the Lease or to perfect or maintain perfection of any interest therein, the impairment of any other collateral, or the cessation from any cause whatsoever of the liability of Lessee. Upon demand, Guarantor agrees to pay and perform the Obligations regardless of any existing or future offset or claim which may be asserted by Guarantor. This Guaranty and Guarantor's payment obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or must otherwise be restored or returned by Lessor, whether pursuant to any bankruptcy, insolvency or similar proceeding or otherwise, by court order, administrative order or settlement, all as though such payment had not been made. Lessor's good faith determination as to whether a payment must be restored or returned shall be binding on Guarantor. Payment of all amounts now or hereafter owed to Guarantor by Lessee or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to Lessor of all Obligations and is hereby assigned to Lessor as security therefor. Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and


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all other claims against Lessee or any other obligor for any of the
Obligations, any collateral therefor, or any other assets of Lessee or any other obligor for subrogation, reimbursement, exoneration, contribution,
indemnification, setoff or other recourse in respect    of sums paid or payable
to Lessor by Guarantor hereunder, and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to by reason of any amounts paid by, or collected or due from, Guarantor, Lessee or any other obligor for any of the Obligations, or realized from any of their respective assets. Guarantor waives all presentations, demands for performance, protests, notices of dishonor, and notices of acceptance of this Guaranty. Without in any way limiting the foregoing, Guarantor hereby waives any other act or omission of Lessor (except acts or omissions of gross negligence or in bad faith) which changes the scope of the Guarantor's risk.

        4.   Guarantor represents and warrants to Lessor that:

             (a) (1) Guarantor is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation.
(2) The execution, delivery and performance hereof: (x) have been duly authorized by all necessary corporate action on the part of Guarantor; (y) do not require the approval of any stockholder, trustee or holder of any obligations of Guarantor except such as have been duly obtained; and (z) do not and will not contravene any law, governmental rule, regulation or order now binding on Guarantor, or the charter or by-laws of Guarantor, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Guarantor under, any indenture, mortgage, contract or other agreement to which Guarantor is a party or by which it or its property is bound. (3) Since December 31, 1993, there has been no material adverse change in the financial condition or results of operations of Guarantor.

             (b) This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with the terms hereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein.

             (c) There are no pending actions or proceedings to which Guarantor is a party, and there are no other pending or threatened actions or proceedings of which Guarantor has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would materially adversely affect the financial condition of Guarantor or the ability of Guarantor to perform its obligations under any material obligation


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which, either individually or in the aggregate, would have the same such effect.

             (d) Guarantor warrants to Lessor that Guarantor is not relying on Lessor to provide information concerning the financial condition of Lessee either now or in the future.

        5. (a) Guarantor will promptly execute and deliver to Lessor such further documents, instruments and assurances and take such further action as Lessor from time to time may reasonably request in order to carry out the intent and purpose of this Guaranty and to establish and protect the rights and remedies created or intended to be created in favor of Lessor thereunder.

             (b) Guarantor shall be liable for all reasonable attorneys' fees and other costs and expenses incurred by reason of any Potential Default, any Default, the enforcement of any of Lessor's remedies under the Lease or the enforcement of Lessor's rights hereunder and/or under the Lease. No right or remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time.

               (c) The obligations of the undersigned hereunder are independent of the obligations of Lessee. A separate action or actions may be brought and prosecuted against Guarantor whether an action is brought against Lessee or whether Lessee be joined in any such action or actions.

        6. It is understood that while the amount of the Obligations guaranteed hereby is limited to the Guaranteed Amount, if, in any action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally, this Guaranty would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action of the undersigned, Lessor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

        7. GUARANTOR AGREES THAT THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF LESSOR AND GUARANTOR HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE). Guarantor agrees that any action or proceeding arising out of or relating to this Guaranty may be commenced in any state or Federal court in the State of New York and agrees that a summons and complaint commencing an action or proceeding in any such court shall be


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properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address hereinbelow set forth, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State of New York. This writing is intended as the final expression by the parties and is intended as a complete and exclusive statement of the terms hereof. No course of dealing, trade or usage and no parol evidence shall be used to supplement or modify any terms hereof. There are no conditions to the full effectiveness of this Guaranty.

        GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR MAY BE PARTY ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS GUARANTY, THE SUBLEASE OR THE LEASE OR ANY DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION THEREWITH. IT IS HEREBY AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR AND GUARANTOR HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

        This Guaranty shall inure to the benefit of Lessor and its successors and assigns and shall be binding upon the successors and assigns of Guarantor.


                           [signature page to follow]



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        IN WITNESS WHEREOF, Guarantor has caused this instrument to be duly executed as of this 4th day of April, 1994.

                         AMERICAN WESTERN CORPORATION

                         By: /s/ Rajiv P. Bhatt
                             ----------------------------------

                         Title: Chief Financial Officer
                               --------------------------------


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